                                                                    EXHIBIT 99.2

                        NOTICE OF GUARANTEED DELIVERY OF
                 9% SERIES A SENIOR SUBORDINATED NOTES DUE 2009
                          OF THE ACKERLEY GROUP, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Exchange Offer of The Ackerley Group, Inc. (the "Company") made pursuant to the Prospectus, dated March 9, 1999 (the "Prospectus"), if certificates for Initial Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date. This form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to: The Bank of New York, Exchange Agent

By Hand or Overnight Delivery         Facsimile Transmissions:            By Registered or Certified Mail:
                                      (Eligible Institutions Only)
The Bank of New York                                                      The Bank of New York
101 Barclay Street                    (212) 815-6339                      101 Barclay Street, 7E
Corporate Trust Services Window                                           New York, New York 10286
Ground Level                          To confirm by telephone or for      Attention: Reorganization Section
Attention: Reorganization Section     information call:
           Marcia Brown
                                      (212) 815-34-28

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer-- Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Initial Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Initial Notes listed below:

     Certificate Number(s) (if available)     Principal Amount Tendered

     ____________________________________     ________________________________

     ____________________________________     ________________________________

     ____________________________________     ________________________________

If Initial Notes will be tendered by book-entry transfer, please provide the following information:

Name of Tendering Institution:       Depository Trust Company Account Number:

______________________________       ________________________________________
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                                PLEASE SIGN HERE

X________________________________________________ ____________________________
Signature(s) of Owner(s) or Authorized Signatory Date

Area Code and Telephone Number: ________________________________________________

Must be signed by the holder(s) of Initial Notes as their Name(s)appear(s) on certificates for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): ___________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________

Capacity: __________________________________________________________________

Address(es): _______________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


_______________________________________       ________________________________
Name of Firm                                  Authorized Signature

_______________________________________       ________________________________
Street Address                                Name (please print)

_______________________________________       ________________________________
City, State and Zip Code                      Title

_______________________________________       ________________________________
Area Code and Telephone Number                Date


Do not send certificates for Initial Notes with this form. Actual surrender or certificates for Initial Notes must be made pursuant to, and be accompanied by, the executed Letter of Transmittal.